UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

September 22, 2011
(Date of earliest event reported)

Commission File Number: 0-7914

(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1645 Denver, Colorado	80202-3625
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EARTHSTONE ENERGY, INC.
Current Report on Form 8-K
Dated September 27, 2011

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 22, 2011, Earthstone Energy, Inc. ("the Company") convened its Annual Meeting of Stockholders (“Annual Meeting”).  The proposals are described in detail in the proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, on July 29, 2011.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

1.	Election of Directors.

Director	For	Other Designations	Withheld	Broker Non-Votes

Richard K. Rodgers	680,267	100	56,910	151,742
Andrew P. Calerich	683,515	100	53,662	151,742

2.	Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes

870,160	16,149	2,510	200

3.	Approval of the 2011 Equity Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes

683,474	55,458	1,147	148,940

There being no further business, the Company’s 2011 Annual Meeting was adjourned.

Item 8.01. Other Items

The following is a link to the presentation given at the Annual Meeting:  http://www.earthstoneenergy.com/pr/AnnualMeeting2011.pdf.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.
(Registrant)

Date: September 27, 2011	By:	/s/ Ray Singleton
Name: Ray Singleton
Title: President and Chief Executive Officer